4. MARKETABLE SECURITIES	12 Months Ended
Sep. 30, 2025
Notes
4. MARKETABLE SECURITIES

4.MARKETABLE SECURITIES

On February 3, 2022, the Company received 1,000,000 shares of Volt Lithium Corp. (formerly known as Allied Copper Corp.) (“Volt” or “Allied”) valued at $225,000 pursuant to an option agreement entered into in 2021 for the Klondike property.  On September 8, 2022, the Company received 250,000 Allied shares valued at $42,500 pursuant to an option agreement entered into in 2022 for the Stateline property.

On August 8, 2022, the Company paid the finders for the Klondike property by transferring 94,293 Allied shares at a value of $20,800 (US$16,000) with a loss on the transfer of Allied shares of $416 recognized. During the year ended September 30, 2023, the remaining 1,155,707 Allied shares were sold for proceeds of $216,232, with the Company realizing a $30,052 loss on disposal.

On March 29, 2023, the Company received 75,000 shares of Highlander Silver Corp. (“Highlander”) valued at $12,000 pursuant to a data purchase agreement. In October 2023, Highlander completed a share consolidation on a two pre-consolidation common shares for one new common share basis, resulting in the Company holding 37,500 Highlander shares. During the year ended September 30, 2024, 37,500 Highlander shares were sold for proceeds of $20,625, with the Company realizing a $8,625 gain on disposal.

The shares were measured and presented at fair value using the observable market share price as at the dates of the statements of financial position. The gain or loss as a result of the re-measurement was recorded in profit and loss.

	September 30, 2025	September 30, 2024
Net changes in fair value of marketable securities through profit and loss:
Beginning of the year	$-	$4,500
Shares sold	-	(20,625)
Realized gain	-	8,625
Change in unrealized gain	-	7,500
Value at September 30, 2025 and 2024	$-	$-